CONTINGENCIES	6 Months Ended
Jun. 30, 2022
CONTINGENCIES
CONTINGENCIES

NOTE 15 – CONTINGENCIES

From time to time, the Company may become involved in various legal matters arising in the ordinary course of business. Management is unaware of any matters requiring accrual for related losses in the financial statements.

In February 2020, the seller of the equity interests in Polytherapeutics and party to the Research Agreement communicated with Quoin Inc. threatening litigation for non-payment and related breach of contract and immediate payment of all monthly payments in the amount of $666,667. See Notes 9 and 13. The Consultant has not provided any services and has not complied with other technical requirements under the Research Agreement, and therefore is considered to be in breach of contract. The Company and the Consultant have had communications with respect to the duration, commencement date and payment of the consulting services, but a revised agreement has not been reached. No lawsuits have been filed as of the financial statement issuance date. Should a formal claim or lawsuit be filed, the Company believes it has meritorious defenses.

Nasdaq Listing

On April 22, 2022, we received a letter from the Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”) notifying us that we are no longer in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2.5 million. In addition, as of April 21, 2022, we did not meet the alternative continued listing requirements based on market value of listed securities or net income from continuing operations. Based on our Form 6-K, dated August 10, 2022, the Staff has determined that we comply with the minimum stockholder’s equity requirement. However, if we fail to evidence compliance upon filing our Form 6-K with financial statements for the quarter ending September 30, 2022, we may be subject to delisting. At that time, the Staff will provide written notification to us, and we may then appeal the Staff’s determination to a Hearings Panel.

On June 10, 2022, we received a letter from the Nasdaq Listing Qualifications staff notifying us that the closing bid price per ADS was below the required minimum of $1.00 for a period of 30 consecutive business days and that we did not meet the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2). Since then, the Staff has determined that for the 10 consecutive business days, from August 1 to August 12, 2022, the closing bid price of our ADSs has been at $1.00 per ADS or greater, and we have regained compliance with the minimum bid price requirement.

As of the date of these consolidated financial statements, we believe that our stockholders’ equity exceeds $2.5 million due to the completion of the Offering. However, there can be no assurance that we will be able to maintain compliance with Nasdaq’s minimum stockholders’ equity requirement or minimum bid-price requirement for continued listing. If our ADSs are delisted from Nasdaq, it will have material negative impacts on the actual and potential liquidity of our securities, as well as material negative impacts on our ability to raise future capital.